UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2008

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 SOUTH FEDERAL HIGHWAY, SUITE 500

BOCA RATON, FLORIDA 33432

(Address of principal executive office)

Company’s telephone number, including area code (561) 208-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 4, 2008, effective as of July 23, 2008, Devcon International Corp. (the “Company”) entered into Second Amendments (the “Amendments”) to those certain Forbearance Agreements (the “Forbearance Agreements”), dated as of May 12, 2008, as amended from time to time, between the Company and each of certain institutional investors (the “Required Holders”) holding, in the aggregate, a majority of the Company’s previously-issued Series A Convertible Preferred Stock (the “Series A Preferred Stock”). Under the terms of the Forbearance Agreements, each of the Required Holders had previously agreed to forbear from taking certain actions with regards to the Series A Preferred Stock for a period of time ending no later than July 23, 2008. The Amendments (i) extend the period of time that each of the Required Holders has agreed to forbear from taking such actions to a period of time ending no later than August 25, 2008 and (ii) expand the actions that the Required Holders agree to forbear from taking to include actions regarding the Leverage Ratio of the Company exceeding 38.0x as of June 30, 2008.

Other than the Company’s relationship with the Required Holders as holders of the Company’s Series A Preferred Stock and the Company’s relationship with an affiliate of one of the Required Holders, which is the senior lender of the Company pursuant to that certain Credit Agreement, dated November 10, 2005, by and among Devcon Security Holdings, Inc., Devcon Security Services Corp., Coastal Security Company, Coastal Security Systems, Inc., Central One, Inc. and CapitalSource Finance LLC, as amended from time to time, there is no material relationship between the Company and such parties of which the Company is aware.

The foregoing description of the Amendments is qualified in its entirety by reference to the terms of the Amendments, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith:

Exhibit No.	Description
10.1	Second Amendment to Forbearance Agreement, dated as of July 23, 2008, by and between the Company and a Required Holder.

10.2	Second Amendment to Forbearance Agreement, dated as of July 23, 2008, by and between the Company and a Required Holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: August 8, 2008	By:	/s/ Robert Farenhem
	Name:	Robert Farenhem
	Title:	President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to Forbearance Agreement, dated as of July 23, 2008, by and between the Company and a Required Holder.

10.2	Second Amendment to Forbearance Agreement, dated as of July 23, 2008, by and between the Company and a Required Holder.